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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Bo J. Howell, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

BLUE CURRENT GLOBAL DIVIDEND FUND

INSTITUTIONAL CLASS (BCGDX)

Annual Report

August 31, 2015

BLUE CURRENT GLOBAL DIVIDEND FUND LETTER TO SHAREHOLDERS	October 8, 2015

Dear Shareholders:

Since the September 18, 2014 launch of the Blue Current Global Dividend Fund (the “Fund”), the global equity markets have been volatile. A strong US dollar combined with the uncertainty over rising interest rates in the US and a hard landing in China, have weighed on corporate profits and valuations globally. Just in the month of August, the major equity markets experienced their first 10% correction in 42 months. The Fund was not immune to these challenges and was down -4.7% for its fiscal period ended August 31, 2015. While we do not manage the Fund to a specific index, the Fund’s benchmark, the MSCI World Index, was down -3.3%, and the MSCI World High Dividend Yield Index was down -8.3% over the same period.

The top 5 contributors to the fund over the last 12 months were driven by Consumer Discretionary stocks (Leggett & Platt, Target, and Hasbro) and mergers and acquisitions events (PartnerRE and Syngenta). These 5 winners contributed to a +4.2% return. However, they were entirely offset by the top 5 losers in the portfolio which were driven by our exposure in Energy (Alliance Resources, Enterprise Product Partners, and Magellan Midstream) along with cyclicals Volkswagen and Norfolk Southern. It is worth noting that our three core energy names have increased their dividend distributions throughout this challenging environment for commodity prices.

BLUE CURRENT PHILOSOPHY & OBJECTIVES

In the current environment, investors need to make every penny work for them. With yield in short supply and safe income streams providing little return, high-quality companies with growing and sustainable cash flow from across the globe might be less risky than you think – and more fruitful. Over the long run, we believe dividends matter.

The Blue Current investment team seeks to grow its cash flows through investments in high-quality, dividend-paying companies with sustainable business models and dividend policies. The primary objectives are to pay a stable and increasing dividend each quarter and deliver attractive long-term capital appreciation to investors.

The portfolio is concentrated and invests in 25 to 50 companies across developed markets that meet its stringent qualities. We focus on companies that have a strong history of rewarding shareholders and are believed to have the financial ability to continue to increase the dividend over time. We also consider the future earnings potential of each company and strive to purchase those businesses when they are trading at a discount to their true value.

INVESTMENT ENVIRONMENT & CURRENT EXPOSURE

The month of August was difficult for the portfolio and ended the month down -5.9%, erasing more than all of the gains produced since the Fund’s inception. The major equity benchmarks globally were down on average 6 to 9% during this period. The headlines around the timing of the Federal Reserve’s (the “Fed”) first rate hike in nine years and potential contagion from the slowdown in China will likely continue to produce a choppy environment during what is usually a seasonally volatile period for equities. In our view, this correction is healthy and we are now seeing the most attractive valuations for the highest-quality dividend payers in our investment universe in nearly three years, especially those in the US.

Not surprisingly, we were quite active at the end of the fiscal period in response to the drawdown. The Fund sold four of its top five contributors this fiscal year (PartnerRE, Syngenta, Marathon Petroleum, and Apple) along with Las Vegas Sands. We added to our highest conviction names that were weak, including ACE and Wells Fargo, which are now among the top positions in the Fund. In our opinion, the selloff provided attractive entry prices for a number of high-quality companies. We initiated new positions in Schlumberger, Comcast, BB&T, Pentair, National Health Investors, and Texas Instruments. Companies like Schlumberger and Pentair are likely to experience additional fundamental headwinds in the quarters ahead, but we feel expectations reflect this sentiment and our investors will be rewarded in the future.

OUTLOOK SUMMARY

We are excited about the valuation opportunities and fundamentals offered by very high-quality companies today. Exacerbated by concerns of an impending US interest rate hike and economic softness in China, the environment has been difficult and volatile. It reminds us more of the shakeout and uncertainty that existed in the summer of 2011 than the Asian crisis in 1997. We think the US market is prepared for an interest rate lift; however, the situation in China continues to present the greatest uncertainty. The second largest economy in the world will likely impact all risk assets – whether you are invested in North America, Europe, or Asia. We do not own direct commodity exposure in the portfolio, but the weakness in Chinese consumer trends has impacted several of our portfolio companies including Ford and Nestle.

Placing macroeconomic and geo-political risk factors aside, value and dividend stocks remain out of favor due to investor preference for high-growth stories such as Amazon, Google, and Visa. Most of these companies pay little to no dividends, and are not included in our investment universe. Investors have favored growth over value for almost two years and the discrepancy has widened year-to-date. Focusing on the U.S., the Russell 1000 Growth Index has outperformed its Value equivalent by approximately 7.5% year-to-date through September 30th. The value versus growth debate is a perpetual one and investor preferences will once again rotate. Until that time, our portfolio continues to cheapen due to positive earnings growth.

As always, we remain disciplined with our process to not overpay for the stocks we seek: a select portfolio of stocks of high-quality businesses that offer a high dividend yield (>3%) and a high dividend growth rate (>10%). The Fund today is yielding 3.4% and we anticipate achieving a double digit growth rate (again) in the dividend by the end of the calendar year as the trailing 12 month dividend growth rate is over 9%. Based upon data from Bloomberg, the Fund is currently trading at 15x 2016 earnings, which are estimated to grow at 9% for the Fund in 2016.

Given our focus on cash flow growth through rising dividend payments, we believe the current environment still offers outstanding opportunities for dividend increases in every sector outside of Energy and Materials. In our view, corporations are flush with cash and management teams continue to reward shareholders with sound policies of returning capital to shareholders via dividends. We continue to stay focused and disciplined on positioning the Fund for rising income and long-term outperformance with attractive risk-adjusted returns.

Sincerely,

Henry “Harry” M. T. Jones Co-Portfolio Manager Blue Current Global Dividend Fund	Dennis Sabo, CFA Co-Portfolio Manager Blue Current Global Dividend Fund

Disclosure and Risk Summary

The Letter to Shareholders seeks to describe some of the current opinions and views of the financial markets of Edge Advisors, LLC (the “Adviser”). Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Adviser with respect to those securities may change at any time.

The opinions expressed herein are those of the Adviser, and the report is not meant as legal, tax, or financial advice. You should consult your own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of investing. The external data presented in this report have been obtained from independent sources (as noted) and are believed to be accurate, but no independent verification has been made and accuracy is not guaranteed. The information contained in this report is not intended to address the needs of any particular investor.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

The information contained in this document does not constitute an offer to sell any securities nor a solicitation to purchase any securities. Index returns reflect the reinvestment of dividends. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.bluecurrentfunds.com or call 1-800-514-3583 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Blue Current Global Dividend Fund is distributed by Ultimus Fund Distributors, LLC.

PAST PERFORMANCE CANNOT BE CONSTRUED AS AN INDICATOR OF FUTURE RESULTS BECAUSE OF, AMONG OTHER THINGS, POSSIBLE DIFFERENCES IN MARKET CONDITIONS, INVESTMENT STRATEGY, AND REGULATORY CLIMATE. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-514-3583. THE FUND INVESTS PRIMARILY IN DIVIDEND PAYING COMPANIES AND IT IS POSSIBLE THESE COMPANIES MAY ELIMINATE OR REDUCE THEIR DIVIDEND PAYMENTS. INDEX INFORMATION (I) IS INCLUDED MERELY TO SHOW THE GENERAL TREND IN THE EQUITY MARKETS FOR THE PERIOD INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND’S PORTFOLIO WILL BE SIMILAR TO THE INDICES EITHER IN COMPOSITION OR RISK AND (II) HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE ACCURATE.

BLUE CURRENT GLOBAL DIVIDEND FUND
PERFORMANCE INFORMATION
August 31, 2015 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Blue Current Global Dividend Fund -
Institutional Class vs. the MSCI World Index
and the MSCI World High Dividend Yield Index

$105,000
$100,000
$95,000
$90,000
$96,698
$95,352
$91,684
Past performance is not predictive of future performance.
09/18/2014
11/30/2014
02/28/2015
05/31/2015
8/31/2015
Blue Current Global Dividend Fund - Institutional Class
MSCI World High Dividend Yield Index
MSCI World Index

Total Returns (for the period ended August 31, 2015)
Since Inception(b)
Blue Current Global Dividend Fund - Institutional Class(a)	-4.65%
MSCI World Index	-3.30%
MSCI World High Dividend Yield Index	-8.32%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on September 18, 2014.

BLUE CURRENT GLOBAL DIVIDEND FUND
PORTFOLIO INFORMATION
August 31, 2015 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
Cash Equivalents

Security Description	% of Net Assets
Verizon Communications, Inc.	3.4%
ACE Ltd.	3.4%
Accenture plc - Class A	3.4%
Nestlé SA - ADR	3.2%
Wells Fargo & Company	3.1%
United Parcel Service, Inc. - Class B	3.0%
Kimberly-Clark Corporation	2.9%
Abbott Laboratories	2.8%
Cinemark Holdings, Inc.	2.7%
Vodafone Group plc - ADR	2.6%

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS August 31, 2015
COMMON STOCKS — 96.3%	Shares	Value
Consumer Discretionary — 25.4%
Auto Components — 1.4%
Companie Générale des Établissements Michelin (a)	4,400	$424,767

Automobiles — 4.5%
Ford Motor Company	47,745	662,223
Volkswagen AG (a)	3,600	681,947
		1,344,170
Household Durables — 2.2%
Leggett & Platt, Inc.	15,240	676,960

Leisure Products — 2.4%
Hasbro, Inc.	9,925	740,306

Media — 8.5%
Cinemark Holdings, Inc.	22,500	799,875
Comcast Corporation - Class A	10,880	612,870
Sky plc (a)	39,400	627,552
WPP plc (a)	25,500	524,907
		2,565,204
Multi-Line Retail — 2.0%
Target Corporation	7,705	598,755

Specialty Retail — 2.5%
Kingfisher plc (a)	137,200	745,594

Textiles, Apparel & Luxury Goods — 1.9%
Christian Dior SA (a)	3,040	562,630

Consumer Staples — 10.9%
Beverages — 1.0%
Diageo plc - ADR	2,857	303,899

Food Products — 5.0%
Nestlé SA - ADR	13,195	971,785
Unilever plc - ADR	13,625	549,224
		1,521,009
Food & Staples Retailing — 2.0%
Wal-Mart Stores, Inc.	9,124	590,596

Household Products — 2.9%
Kimberly-Clark Corporation	8,200	873,546

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.3% (Continued)	Shares	Value
Energy — 7.2%
Energy Equipment & Services — 1.1%
Schlumberger Ltd.	4,146	$320,776

Oil, Gas & Consumable Fuels — 6.1%
Alliance Holdings GP, L.P.	12,500	447,625
Enterprise Products Partners, L.P.	26,630	748,569
Magellan Midstream Partners, L.P.	9,110	642,893
		1,839,087
Financials — 15.5%
Banks — 5.6%
BB&T Corporation	20,330	750,584
Wells Fargo & Company	17,415	928,742
		1,679,326
Insurance — 7.9%
ACE Ltd.	9,975	1,019,046
Allianz SE (a)	4,700	748,694
PartnerRe Ltd.	4,365	604,160
		2,371,900
Real Estate Investment Trusts (REIT) — 2.0%
National Health Investors, Inc.	11,240	619,324

Health Care — 9.3%
Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	18,775	850,320

Pharmaceuticals — 6.5%
Johnson & Johnson	7,690	722,706
Novartis AG - ADR	6,600	641,652
Pfizer, Inc.	17,700	570,294
		1,934,652
Industrials — 10.5%
Air Freight & Logistics — 3.0%
United Parcel Service, Inc. - Class B	9,120	890,568

Electrical Equipment — 2.1%
Eaton Corporation plc	10,894	621,612

Machinery — 3.6%
Pentair plc	6,650	367,678
Stanley Black & Decker, Inc.	7,055	716,224
		1,083,902

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.3% (Continued)	Shares	Value
Industrials — 10.5% (Continued)
Road & Rail — 1.8%
Norfolk Southern Corporation	7,120	$554,719

Information Technology — 7.5%
IT Services — 5.6%
Accenture plc - Class A	10,710	1,009,632
Amadeus IT Holding SA - A Shares (a)	16,000	666,575
		1,676,207
Software — 1.9%
Microsoft Corporation	13,290	578,381

Materials — 2.0%
Chemicals — 2.0%
Dow Chemical Company (The)	13,765	602,356

Telecommunication Services — 6.0%
Diversified Telecommunication Services — 3.4%
Verizon Communications, Inc.	22,485	1,034,535

Wireless Telecommunication Services — 2.6%
Vodafone Group plc - ADR	22,720	783,386

Utlilties — 2.0%
Multi-Utilities — 2.0%
Dominion Resources, Inc.	8,800	613,800

Total Common Stocks (Cost $30,069,286)		$29,002,287

MONEY MARKET FUNDS — 6.6%	Shares	Value
First American Government Obligations Fund - Class Z, 0.01% (b) (Cost $1,981,573)	1,981,573	$1,981,573

Total Investments at Value — 102.9% (Cost $32,050,859)		$30,983,860

Liabilities in Excess of Other Assets — (2.9%)		(885,616)

Net Assets — 100.0%		$30,098,244

ADR - American Depositary Receipt
(a)	Fair value priced (Note 2). Fair valued securities totaled $4,982,666 at August 31, 2015, representing 16.6% of net assets.
(b)	The rate shown is the 7-day effective yield as of August 31, 2015.
See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND SUMMARY OF COMMON STOCKS BY COUNTRY August 31, 2015
Country	Value	% of Net Assets
United States	$17,147,548	57.0%
United Kingdom	3,009,654	10.0%
Switzerland	2,632,483	8.7%
Ireland	1,998,922	6.6%
Germany	1,430,641	4.8%
France	987,397	3.3%
Spain	666,575	2.2%
Bermuda	604,160	2.0%
Jersey	524,907	1.7%
	$29,002,287	96.3%

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2015
ASSETS
Investments in securities:
At acquisition cost	$32,050,859
At value (Note 2)	$30,983,860
Dividends receivable	69,978
Receivable for investment securities sold	289,392
Unrealized appreciation on forward foreign currency exchange contracts (Notes 2 and 5)	2,601
Other assets	8,684
TOTAL ASSETS	31,354,515

LIABILITIES
Payable for investment securities purchased	1,204,627
Unrealized depreciation on forward foreign currency exchange contracts (Notes 2 and 5)	23,678
Payable to Adviser (Note 4)	12,261
Payable to administrator (Note 4)	6,400
Other accrued expenses	9,305
TOTAL LIABILITIES	1,256,271

NET ASSETS	$30,098,244

NET ASSETS CONSIST OF:
Paid-in capital	$31,170,169
Undistributed net investment income	93,576
Accumulated net realized losses from securities transactions	(77,425)
Net unrealized depreciation on:
Investments	(1,066,999)
Translation of forward foreign currency contracts	(21,077)
NET ASSETS	$30,098,244

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$30,098,244
Shares of Institutional Shares outstanding (no par value, unlimited number of shares outstanding)	3,193,967
Net asset value, offering and redemption price per share (Note 2)	$9.42

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF OPERATIONS For the Period Ended August 31, 2015(a)
INVESTMENT INCOME
Dividends	$736,644
Foreign withholding taxes on dividends	(28,420)
708,224
EXPENSES
Investment advisory fees (Note 4)	231,147
Administration fees (Note 4)	25,750
Fund accounting fees (Note 4)	25,235
Professional fees	19,086
Transfer agent fees (Note 4)	16,792
Registration and filing fees	16,000
Custodian and bank service fees	15,752
Compliance fees (Note 4)	11,433
Trustees’ fees and expenses (Note 4)	9,363
Postage and supplies	4,269
Printing of shareholder reports	4,125
Pricing fees	3,918
Insurance expense	3,091
Other expenses	4,861
TOTAL EXPENSES	390,822
Fee waivers by the Adviser (Note 4)	(159,675)
NET EXPENSES	231,147

NET INVESTMENT INCOME	477,077

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION
Net realized gains (losses) from:
Security transactions	(401,152)
Foreign currency transactions (Note 5)	1,290
Net change in unrealized appreciation/depreciation on:
Investments	(1,066,999)
Forward foreign currency contracts (Note 5)	(21,077)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION	(1,487,938)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,010,861)

(a)	Represents the period from the commencement of operations (September 18, 2014) through August 31, 2015.
See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF CHANGES IN NET ASSETS
Period Ended August 31, 2015(a)
FROM OPERATIONS
Net investment income	$477,077
Net realized gains (losses) from:
Security transactions	(401,152)
Foreign currency transactions	1,290
Net change in unrealized appreciation/depreciation on:
Investments	(1,066,999)
Forward foreign currency contracts	(21,077)
Net decrease in net assets resulting from operations	(1,010,861)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Institutional Shares	(334,811)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold and issued from transfer in-kind (Note 1)	32,922,241
Net asset value of shares issued in reinvestment of distributions	116,698
Payments for shares redeemed	(1,595,023)
Net increase in Institutional Shares net assets from capital share transactions	31,443,916

TOTAL INCREASE IN NET ASSETS	30,098,244

NET ASSETS
Beginning of period	—
End of period	$30,098,244

UNDISTRIBUTED NET INVESTMENT INCOME	$93,576

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold and issued from transfer in-kind (Note 1)	3,342,251
Shares reinvested	11,832
Shares redeemed	(160,116)
Net increase in shares outstanding	3,193,967
Shares outstanding, beginning of period	—
Shares outstanding, end of period	3,193,967

(a)	Represents the period from the commencement of operations (September 18, 2014) through August 31, 2015.
See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period Ended August 31, 2015(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.16
Net realized and unrealized losses on investments	(0.62)
Total from investment operations	(0.46)

Less distributions:
From net investment income	(0.12)

Net asset value at end of period	$9.42

Total return (b)	(4.65%	)(c)

Net assets at end of period	$30,098,244

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.68	%(d)
Ratio of net expenses to average net assets (e)	0.99	%(d)
Ratio of net investment income to average net assets (e)	2.04	%(d)
Portfolio turnover rate	72	%(c)

(a)	Represents the period from the commencement of operations (September 18, 2014) through August 31, 2015.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers (Note 4).
See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2015

1. Organization

Blue Current Global Dividend Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

On September 18, 2014, the Fund accepted cash and securities at fair value, pursuant to the Fund’s valuation procedures, from certain clients of Edge Advisors, LLC (the “Adviser”). For book purposes, the cost basis recorded was equal to the securities’ fair value as of the close of the New York Stock Exchange (“NYSE”) on September 18, 2014. The net assets and shares issued resulting from these tax-free transactions were as follows:

Net Assets	Shares Issued
$6,789,313	678,931.3

After the Fund acquired the cash and securities of the Adviser’s clients in exchange for Fund shares, the Fund commenced operations on September 18, 2014.

The investment objective of the Fund is current income and capital appreciation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads and distribution or shareholder service fees and require a $100,000 initial investment). As of August 31, 2015, the Investor Class shares (to be sold without any sales loads, but subject to a distribution or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and require a $2,500 initial investment) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees (the “Board”) of the Trust. The Fund

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities. All foreign securities are fair valued and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s non-U.S. equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$24,019,621	$4,982,666	$—	$29,002,287
Money Market Funds	1,981,573	—	—	1,981,573
Total	$26,001,194	$4,982,666	$—	$30,983,860

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of August 31, 2015, the Fund did not have any transfers into and out of any Level. In addition, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Foreign currency translation – Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Forward foreign currency exchange contracts – The Fund may use forward foreign currency exchange contracts to hedge exposure to foreign currency. The Fund may also invest in currency forwards for speculative purposes. When the Advisor believes that the currency of a particular country may produce positive returns against the currency of another country, the Fund may purchase or sell currency forward contracts to gain exposure to the differential in currency returns. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Share valuation – The net asset value per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share of such class, except that shareholders of the Fund are subject to a redemption fee equal to 2.00% of the net asset value of the Fund shares redeemed within 7 days of purchase, except for involuntary redemptions of accounts that fall below the minimum investment amount or the redemption of Fund shares representing reinvested dividends, capital gain distributions, or capital appreciation (the “Redemption Fee”). During the period ended August 31, 2015, no shareholder transactions were subject to the Redemption Fee.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. The Fund may invest in real estate investment trusts (REITs) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. The Fund may also invest in master limited partnerships (“MLPs”) whose distributions generally are comprised of ordinary income, capital gains and return of capital from the MLP. For financial statement purposes, the Fund records all income received as ordinary income. This amount may be subsequently revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the period ended August 31, 2015 was ordinary income. On September 30, 2015, the Fund paid an ordinary income dividend of $0.0122 per share to shareholders of record on September 29, 2015.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2015:

Tax cost of portfolio investments	$31,907,473
Gross unrealized appreciation	$870,818
Gross unrealized depreciation	(1,794,431)
Net unrealized depreciation on investments	(923,613)
Undistributed ordinary income	47,669
Unrealized depreciation on foreign currency transactions	(21,077)
Capital loss carryforward	(51,424)
Total deficit	$(948,445)

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales, the tax treatment of the cost of securities received as in-kind subscriptions at the inception of the Fund, and the tax treatment of income and capital gains on publicly-traded partnerships held by the Fund.

After the Fund acquired the cash and securities of the Adviser’s clients in exchange for Fund shares, the Fund began operations on September 18, 2014. As these transactions were determined to be non-taxable transactions by management, the Fund elected to retain the securities’ original cost basis for tax purposes. The cost of the contributed securities as of September 18, 2014, was $6,216,553, resulting in unrealized appreciation on investments of $400,241 as of that date.

As of August 31, 2015, the Fund had a short-term capital loss carryforward of $51,424 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the period ended August 31, 2015, the following reclassifications were made on the Statement of Assets and Liabilities as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

Undistributed net investment income	$(48,690)
Accumulated net realized gains from securities transactions	$322,437
Paid-in capital	$(273,747)

These differences are primarily due to the tax treatment of the following: the cost of in-kind subscriptions received from shareholders at the inception of the Fund, income and capital gains on publicly-traded partnerships held by the Fund, and net realized gains from foreign currency transactions. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current period and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the period ended August 31, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $46,825,359 and $16,751,982, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser, the Adviser has agreed, until January 1, 2018, to waive investment advisory fees and reimburse Other Expenses to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable under a Rule 12b-1 Plan) to an amount not exceeding 0.99% of the Fund’s average daily net assets. Accordingly, the Adviser waived $159,675 of its investment advisory fees during the period ended August 31, 2015.

Under the terms of the Expense Limitation Agreement, investment advisory fee waivers and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause Total Annual Fund Operating Expenses to exceed 0.99% of the Fund’s average daily net assets. As of August 31, 2015, the Adviser may seek recoupment of investment advisory fee waivers of $159,675 no later than August 31, 2018.

An officer of the Fund is also an officer of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers and a Trustee of the Trust are also officers of Ultimus and/or the Distributor.

TRUSTEE COMPENSATION

Each Independent Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. In addition, effective January 1, 2015, each Independent Trustee receives a $500 annual retainer from the Fund. Trustees affiliated with the Adviser or Ultimus are not compensated by the Trust for their services.

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2015, the following account holders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Pershing, LLC (for the benefit of one shareholder)	9%
Atlantic Capital Bancshares, Inc. (for the benefit of one shareholder)	5%
Charles Schwab & Co., Inc. (for the benefit of multiple shareholders)	5%

5. Derivatives Transactions

The derivative positions of the Fund as of August 31, 2015 are recorded in the following locations in the Statement of Assets and Liabilities:

Derivative Investment Type	Location
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table sets forth the values of derivative contracts of the Fund as of August 31, 2015:

Forward Foreign Currency Exchange Contracts
Settlement Date	To Deliver	To Receive	Initial Value	Fair Value	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
9/3/2015	781,633 USD	699,010 EUR	$781,633	$784,234	$2,601	$—	$2,601
Total Contracts			781,633	784,234	2,601	—	2,601

Liability Derivatives
9/3/2015	699,010 EUR	781,633 USD	(763,395)	(784,233)	—	(20,838)	(20,838)
10/2/2015	699,010 EUR	781,633 USD	(781,947)	(784,787)	—	(2,840)	(2,840)
Total Contracts			(1,545,342)	(1,569,020)	—	(23,678)	(23,678)

Total			$(763,709)	$(784,786)	$2,601	$(23,678)	$(21,077)

EUR - Euro

USD - U.S. Dollar

The counterparty to all the derivative contracts listed above is Bank of New York Mellon.

Transactions in derivative instruments for the Fund during the period ended August 31, 2015 are recorded in the following locations in the Statement of Operations:

Derivative Investment Type	Location
Forward foreign currency exchange contracts	Net realized gains from foreign currency transactions
Net change in unrealized appreciation/ depreciation on foreign currency translation

The following is a summary of net realized gains and net change in unrealized appreciation/depreciation on derivative instruments for the Fund recognized in the Statement of Operations during the period ended August 31, 2015:

	Net realized gains	Net change in Unrealized Appreciation/ Depreciation
Forward foreign currency exchange contracts	$8,317	$(21,077)

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the net realized gains from forward foreign currency exchange contracts per the table above and the net realized gains from foreign currency transactions per the Statement of Operations is the foreign exchange gains/losses on income and security transactions and spot foreign currency contracts. The number in the table is for the forward contracts only.

The average net monthly notional value of forward foreign currency contracts for the period ended August 31, 2015 is $328,143.

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Although offsetting the exposures is permitted, it is the Fund’s policy to disclose the arrangements on a gross basis. Generally, the Fund manages its cash collateral securities and securities collateral on a counterparty basis. The offsetting of financial assets and derivatives assets as of August 31, 2015 is as follows:

Description	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities		Net Amount
				Financial Instruments	Collateral Received (Pledged)
Forward Foreign Currency Exchange Contracts	$2,601	$—	$2,601	$2,601	$—	$—
Forward Foreign Currency Exchange Contracts	(23,678)	—	(23,678)	(2,601)	—	(21,077)
Total subject to a master netting or similar arrangement	$(21,077)	$—	$(21,077)	$—	$—	$(21,077)

6. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes, or other developments may negatively impact this sector,

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2015, the Fund had 25.4% of the value of its net assets invested in the Consumer Discretionary sector.

7. Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

8. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except the subsequent ordinary income dividend disclosed in Note 2.

BLUE CURRENT GLOBAL DIVIDEND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Blue Current Global Dividend Fund and
Board of Trustees of Ultimus Managers Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2015, and the related statements of operations, and changes in net assets and the financial highlights for the period September 18, 2014 (commencement of operations) through August 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Current Global Dividend Fund as of August 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period September 18, 2014 (commencement of operations) through August 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
October 30, 2015

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2015) and held until the end of the period (August 31, 2015).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

Institutional Class	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Net Expense Ratio	Expenses Paid During Period(a)
Based on Actual Fund Return	$1,000.00	$944.20	0.99%	$4.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$5.04

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BLUE CURRENT GLOBAL DIVIDEND FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-514-3583. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	13	n/a
Independent Trustees:
John C. Davis Year of Birth: 1952	Since June 2012	Chairman (July 2014 to present) Trustee (June 2012 to present)	Consultant since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974 to 2010)	13	n/a
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	13	n/a
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	13	n/a

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor. Mr. Dorsey was President of the Trust from June 2012 to October 2013.

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Henry M.T. Jones 1380 West Paces Ferry Road, Suite 1000 Atlanta, GA 30327 Year of Birth: 1971	Since July 2014	Principal Executive Officer of Blue Current Global Dividend Fund	Co-Managing Partner of Edge Advisors, LLC (2012 to present); Co-founder and partner since 2006
David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present) Assistant Secretary (October 2014 to April 2015)

Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer

Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC (2011 to present); Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-514-3583.

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The names of the audit committee financial experts are John C. Davis and David M. Deptula. Messrs. Davis and Deptula are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,500 with respect to the registrant’s fiscal year ended August 31, 2015.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 with respect to the registrant’s fiscal year ended August 31, 2015. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal year ended August 31, 2015, aggregate non-audit fees of $2,500, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Assistant Secretary

Date	November 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Henry M. T. Jones
Henry M. T. Jones, Principal Executive Officer of Blue Current Global Dividend Fund

Date	November 9, 2015

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer

Date	November 9, 2015

*	Print the name and title of each signing officer under his or her signature.